Kayne Anderson Mutual Funds -- Logo

TABLE OF CONTENTS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS............................................          2

INVESTMENT ADVISER COMMENTS AND PORTFOLIOS OF INVESTMENTS
      Rising Dividends Fund.......................................          3
      Small-Mid Cap Rising Dividends Fund.........................          8
      International Rising Dividends Fund.........................         13
      Intermediate Total Return Bond Fund.........................         19
      Intermediate Tax-Free Bond Fund.............................         24

STATEMENTS OF ASSETS AND LIABILITIES..............................         30

STATEMENTS OF OPERATIONS..........................................         32

STATEMENTS OF CHANGES IN NET ASSETS...............................         34

FINANCIAL HIGHLIGHTS..............................................         36

NOTES TO FINANCIAL STATEMENTS.....................................         40

Dear Shareholder:

We are pleased to express our appreciation for your investment in the Kayne Anderson Mutual Funds. If you are new to the Kayne Anderson family of investors, we welcome you.

This semi-annual report contains financial statements for each of the Funds for the period ended June 30, 1998. In addition, there are reports on the individual funds. In each case, the objective of the fund is stated and the portfolio manager has written a commentary and an outlook. We hope that you will find these comments interesting and timely.

As investment advisors, we have managed private accounts for both equity and fixed-income investors for many years. We are delighted to be able to offer these mutual funds for our clients so that diversification among asset classes can be readily accomplished. Through these funds, shareholders can structure a diversified portfolio consistent with their personal investment objectives and goals.

We thank you again for your investment in the Kayne Anderson family of No-Load Mutual Funds. We at Kayne Anderson are committed to assisting shareholders with the realization of their financial goals. As always, we welcome your questions and comments.

Sincerely,


/s/ Richard A. Kayne                     /s/ Allan M. Rudnick
Richard A. Kayne                         Allan M. Rudnick
Chairman                                 President

                      Kayne Anderson Rising Dividends Fund

Objective:
----------

          The Rising Dividends Fund (the "Fund") is invested in a diversified portfolio of high-quality, growing companies which are leaders in their respective industries.

          The investment goals of the Fund are to keep pace in a strong market environment, outperform during a weak market and, secondarily, provide rising dividend income throughout the entire market cycle. Our disciplined approach allows us to pursue above-average growth with lower volatility than the general market.

Commentary:
-----------

          Although some sectors certainly did not fully participate, the overall market did very well during the first half of the year. The economic environment, characterized by strong corporate profit growth and minimal inflation concerns, helped support the continuing gains in the U.S. stock market, and your fund participated nicely in those gains.

          For the first six months of this year, the Fund was most heavily weighted in the Financial, Technology, and Consumer Cyclical sectors. The best performing sector for the Fund was the Financial sector, which also turned out to be the Fund's largest sector weighting. Companies such as Morgan Stanley Dean Witter & Co. and Franklin Resources continued to benefit from increasing demand for financial products and services. In addition, General Re Corp., a leading property/casualty reinsurance company, announced in June it was being acquired by Warren Buffett's Berkshire Hathaway, further enhancing the Fund's performance in this sector.

          Within the Technology sector, the Fund took advantage of relatively weak price performance of semiconductor manufacturers Intel and Linear Technology and added to their existing positions. We believe that Intel will actually benefit from the trend towards cheaper PC's due to the expansion of this market, while its technological superiority should lead to gains in market share for its high-end products. With respect to Linear Technology, we continue to be impressed by the company's highly proprietary products and industry leading profitability.

          The Consumer Cyclical sector was another strong performing sector for the Fund. For example, Cintas Corp. and McDonalds Corp. had year-to-date returns in excess of 30% and 40%, respectively. In April, we increased our holdings in Equifax Inc., the nation's leading credit reporting company. Equifax possesses some of the best economic qualities of the many companies we follow: the business requires minimal capital investment and carries no inventory; there is limited competition due to high barriers to entry; and the company generates strong free cash flow which has been used to repurchase its common stock and acquire companies in related markets.

Outlook:
--------

          Although as we write this letter we are experiencing a market correction, over the long term we continue to believe that many factors are still intact for a continuation of the positive stock markets we have been enjoying for the past few years.

                      Kayne Anderson Rising Dividends Fund

          The major trend-favorable factors include:

          o low inflation and stable interest rates
          o favorable demographics (baby boomers are now savers)
          o highly productive corporate sector
          o technological innovation
          o strong, stable currency
          o fiscally responsible government

          The key concerns of investors  are  primarily  focused on three areas:
(1) potential inflation, (2) corporate profits growth, and (3) developments in Asia.

          We do not see inflation as a problem at this time, and we do not expect that the Federal Reserve Board will raise interest rates in this environment. For example, commodity prices such as crude oil, aluminum, wheat and gold were down substantially over the past 12 months. Due to declines in demand from Asia, coupled with pricing pressure developing from exporters to the U.S. with devalued currencies, we expect that it will continue to be difficult for corporations to raise prices through the remainder of this year. Regarding wage growth, moderate compensation growth is being offset by gains in productivity.

          Regarding U.S. corporate profit growth, the first quarter results were positive and we expect that the full year will remain positive as well.

          Although the U.S. economy is not immune, the impact of recent developments in Asia is mitigated by: (1) a strong domestic economy, (2)
geographic diversification of our foreign trade, and (3) our multinational corporations having established global power brands which are growing at favorable rates.

          The U.S. economy has a vibrant domestic sector. Foreign trade represents less than 15% of total Gross Domestic Product (GDP), which is less than half the percentage seen in most of the other G-7 nations. U.S. trade is divided roughly into three equal geographic blocks, namely Europe, the Americas, and Asia. Although Asia has weakened, demand from several countries in Europe and the Americas has increased, which partially offsets any weakness. Certainly, the widely publicized negative effects of Asian conditions are material for some companies and industries. However, we believe that the effect on total U.S. economic growth and corporate profits will be moderate.

          We caution that we do not expect a quick resolution of the Asian problems. Some historical perspective can be gained by looking back at the U.S. banking and S&L crisis in 1990-1991. Although the immediate liquidity crisis was addressed and solved in 1991, the economic drag on the economy continued well into 1993. Asia lacks the flexibility enjoyed by U.S. leaders at that time, and in some countries there is a lack of sophisticated leadership to handle the current problems. It is unlikely that this situation will be considered normalized before mid-1999 at the earliest. Of course, one of the consequences has been to highlight the relative attractiveness of dollar-denominated assets, which increases the flow of funds into U.S. stocks and bonds.

          As we continue to focus our research efforts on high quality, industry-leading growth companies with shareholder-friendly management, we are confident that a diversified portfolio of these superior companies will offer very satisfying returns to investors over the long-term.
4

                      Kayne Anderson Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited)
-----------------------------------------------------------------------------------------------------------
         Shares              COMMON STOCKS: 93.3%                                              Market Value
-----------------------------------------------------------------------------------------------------------
                             Basic Materials / Chemicals: 6.1%
         23,470              Du Pont (E.I.) de Nemours.....................................    $ 1,751,449
         17,280              PPG Industries, Inc...........................................      1,202,040
                                                                                               -----------
                                                                                                 2,953,489
                                                                                               -----------
                             Capital Goods / Electrical Equipment: 6.9%
         12,200              Emerson Electric Company......................................        736,575
         12,000              General Electric Company......................................      1,092,000
          8,040              Minnesota Mining & Manufacturing Company......................        660,788
         16,700              W.W. Grainger Corporation.....................................        831,869
                                                                                               -----------
                                                                                                 3,321,232
                                                                                               -----------
                             Consumer Cyclical / Entertainment & Leisure: 3.8%
         17,220              The Walt Disney Company.......................................      1,809,176
                                                                                               -----------

                             Consumer Cyclical / Restaurants: 4.8%
         33,460              McDonald's Corporation........................................      2,308,740
                                                                                               -----------

                             Consumer Cyclical / Services: 6.0%
         22,080              Cintas Corporation............................................      1,126,080
         47,870              Equifax, Inc..................................................      1,738,279
                                                                                               -----------
                                                                                                 2,864,359
                                                                                               -----------
                             Consumer Staples / Beverages: 2.1%
         12,040              Coca-Cola Company.............................................      1,029,420
                                                                                               -----------

                             Consumer Staples / Consumer Products: 3.9%
         16,740              Gillette Company..............................................        948,949
         10,000              Procter & Gamble Company......................................        910,625
                                                                                               -----------
                                                                                                 1,859,574
                                                                                               -----------
                             Consumer Staples / Foods: 6.4%
         32,510              BestFoods.....................................................      1,887,612
              1              Corn Product Int., Inc. (When Issued).........................             34
         12,000              Wm. Wrigley, Jr., Company.....................................      1,176,000
                                                                                               -----------
                                                                                                 3,063,646
                                                                                               -----------

                      Kayne Anderson Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------
         Shares                                                                                Market Value
------------------------------------------------------------------------------------------------------------
                             Energy / Petroleum - International: 5.7%
         12,000              Exxon Corporation.............................................      $ 855,750
         16,220              Mobil Corporation.............................................      1,242,858
         11,640              Royal Dutch Petroleum Corporation.............................        638,017
                                                                                                 ---------
                                                                                                 2,736,625
                                                                                                 ---------
                             Financial / Banking: 8.0%
         33,950              Banc One Corporation..........................................      1,894,834
         15,750              Fifth Third Bancorp...........................................        992,250
         25,000              Norwest Corporation...........................................        934,375
                                                                                                 ---------
                                                                                                 3,821,459
                                                                                                 ---------
                             Financial / Financial Services: 10.4%
         24,240              Franklin Resources, Inc.......................................      1,308,960
         26,840              Morgan Stanley Dean Witter....................................      2,452,505
         18,000              State Street Boston Corporation...............................      1,251,000
                                                                                                 ---------
                                                                                                 5,012,465
                                                                                                 ---------
                             Financial / Insurance: 4.0%
          3,850              General Re Corporation........................................        975,975
         15,450              Marsh & McLennan Cos., Inc....................................        933,759
                                                                                                 ---------
                                                                                                 1,909,734
                                                                                                 ---------
                             Health Care / Drugs & Hospital Supplies: 11.7%
         18,700              Abbott Laboratories...........................................        764,362
         27,120              Johnson & Johnson.............................................      2,000,100
         19,100              Medtronic, Inc................................................      1,217,625
         12,410              Merck & Company, Inc..........................................      1,659,838
                                                                                                 ---------
                                                                                                 5,641,925
                                                                                                 ---------
                             Technology / Computers & Office Equipment: 1.5%
         12,100              Hewlett-Packard Company.......................................        724,488
                                                                                                 ---------
                             Technology / Data Services: 5.1%
         19,920              Automatic Data Processing, Inc................................      1,451,670
         24,990              Electronic Data Systems Corporation...........................        999,600
                                                                                                 ---------
                                                                                                 2,451,270
                                                                                                 ---------

6

                      Kayne Anderson Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------
         Shares                                                                                Market Value
------------------------------------------------------------------------------------------------------------
                             Technology / Semiconductors: 6.9%
         25,280              Intel Corporation.............................................    $ 1,873,880
         23,850              Linear Technology Corporation.................................      1,438,453
                                                                                               -----------
                                                                                                 3,312,333
                                                                                               -----------

                             Total Common Stocks (cost $28,097,986)........................     44,819,935
                                                                                               -----------

                             Total Investments in Securities (cost $28,097,986+): 93.3%....     44,819,935
                             Other Assets less Liabilities: 6.7%...........................      3,211,796
                                                                                               -----------
                             Net Assets: 100.0% ...........................................    $48,031,731
                                                                                               ===========

+ Cost for Federal income tax purposes is the same.

            Net unrealized appreciation consists of:
                             Gross unrealized appreciation.................................    $16,842,301
                             Gross unrealized depreciation.................................       (120,352)
                                                                                               -----------
                                       Net unrealized appreciation.........................    $16,721,949
                                                                                               ===========

See accompanying Notes to Financial Statements.

               Kayne Anderson Small-Mid Cap Rising Dividends Fund

Objective:
----------

The objectives of the Small-Mid Cap Rising Dividends Fund are:

          o To build a diversified portfolio of the next generation of high quality "blue chip" companies.
          o To produce returns typical of small and mid sized stocks, but with no more risk than the S&P 500 Index of large stocks.

          In summary, we strive to buy stock in high quality companies at discount prices in order to allow clients to participate in the strong growth of small and mid-sized companies while assuming less financial and stock market risk.

          Our commitment to these objectives is demonstrated by the following table comparing the characteristics of the Fund's portfolio holdings with those of the relevant indices:

                                                      KAIM
                                                  Small-Mid Cap        Russell           Russell
                                                     Rising              2000             2500
                                                    Dividends           Index             Index
Quality
-------------------------------------------------------------------------------------------------------------------------
Return on Equity - Past 5 Years                       28.2%             14.1%             14.6%       More Profitable
Long-Term Debt/Total Capital                          28.3%             38.1%             40.7%       Less Financial Risk
Earnings Variance                                     23.0%             61.5%             60.8%       More Dependable
A Rated by S&P                                        63.0%             9.4%              14.8%       Better Quality
-------------------------------------------------------------------------------------------------------------------------
Growth
-------------------------------------------------------------------------------------------------------------------------
Earnings Per Share Growth - Past 10 Years             18.0%             8.1%              9.1%        Faster Growth
Earnings Per Share Growth - Past 5 Years              18.0%             15.8%             14.5%       No Recession
Dividends Per Share Growth - Past 10 Years            14.6%             5.6%              5.8%        Faster Growth
Dividends Per Share Growth - Past 5 Years             16.1%             9.5%              7.3%        No Recession
Capital Generatino - {ROE x (1 - Payout)}             16.6%            10.79%             14.6%       Faster Growth
-------------------------------------------------------------------------------------------------------------------------
Value
-------------------------------------------------------------------------------------------------------------------------
P/E Ratio - Latest 12 months                          28.1              25.5              25.6        Better Value
Dividend Yield                                        1.4%              1.2%              1.3%        Better Incme
-------------------------------------------------------------------------------------------------------------------------
Market Characteristics
-------------------------------------------------------------------------------------------------------------------------
$ Weighted Average Market Capitalization          $920 million*     $790 million      $1.7 billion    Comparable Size
Monthly Standard Deviation - Since Inception          9.1%              12.7%             11.5%       Less Market Risk
-------------------------------------------------------------------------------------------------------------------------

Notes:
Data as of June 30, 1998.
Data is obtained from the Frank Russell Company and is assumed to be reliable. Securities held by the Fund are subject to change. * Excludes companies over $3 billion in market cap.

Commentary:
-----------

          Stocks of small-sized companies, as measured by the Russell 2000 Index, once again trailed large stocks, as measured by the S&P 500 Index, during the first half of 1998. Investors continued to flock to large, liquid companies. Our focus on high quality small stocks allowed us to avoid much of the small cap weakness. For the first six months ended June 30, 1998, the Fund's total return was 12.1%, while the Russell 2000 Index returned 4.9% and the Russell 2500 Index returned 5.6%.
8

               Kayne Anderson Small-Mid Cap Rising Dividends Fund

          The Fund's most recent trade involved selling Mylan Labs and purchasing Landauer Inc. Landauer, which accounts for 5.1% of the Fund's net assets, is the leading provider of analytical services to measure exposure levels to radiation. Typical customers include hospitals, medical and dental offices, university and national laboratories, and nuclear power plants. The service includes the manufacture of various types of radiation detection monitors, the distribution and collection of the monitors to and from clients, and the analysis, reporting and long-term storage of exposure findings. Landauer's financial characteristics are excellent: 1) no capital is required to grow the business; 2) capital spending is only 5% of sales; and 3) ROE is over 40% despite having no debt and 57% of net worth in cash.

          After several years of severe price declines, Mylan Labs, a manufacturer of generic drugs, has been able to substantially increase prices over the last several quarters. The stock has responded, rising over 40% year-to-date. With the bulk of pricing increases completed and the stock appreciating so strongly, we are eliminating the position. The table below shows the differences in fundamentals and valuation between the two companies.

---------------------------------------------------------------------------------------------------------
             Price / Earnings      Current    1998 Est    Estimated        Long Term           Market
            1997          1998      Yield       ROE        Growth      Debit to Capital    Capitalization
            ---------------------------------------------------------------------------------------------
 LDR        20.9          19.4      4.2%       47.1%         10%              0%            $255 Million
 MYL        47.6          30.5      0.5%       16.3%         15%              0%            $3.7 Billion
 S&P 500    24.9          23.4      1.4%       16.8%          6%             34%             $55 Billion
---------------------------------------------------------------------------------------------------------

Outlook:
--------

          The multi-year period lagging performance of small-cap stocks over large-cap stocks has created compelling value in the group. The value can be seen in the following 10 year chart of relative price / earnings ratio for the stocks comprising the Kayne Anderson Small-Mid Cap Rising Dividends Fund. That is, the price / earnings ratio of our current portfolio divided by the price / earnings ratio of the S&P 500 Index of large stocks. Acknowledging that we have been experienced a period of extremely strong equity returns, we remain encouraged by the relative valuation level and believe the outlook for the Rising Dividends small stocks is positive.

            Small Cap Rising Dividends / Standard & Poors 500 Index
                        Relative Price / Earnings Ratio

                             [PLOT POINTS TO COME]

Price / Earnings ratio for the stocks currently in the Small-Mid Cap Rising Dividends Fund divided by the Price / Earnings ratio of the Standard & Poors 500 Index. Source: CompuStat

Note: The stated returns are fee subsidized by the advisor. The unsubsidized returns for the Fund are 12.09% and 21.13%, year-to-date and 12-months ending June 30, 1998, respectively.

               Kayne Anderson Small-Mid Cap Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited)
---------------------------------------------------------------------------------------------------------
         Shares            COMMON STOCKS: 97.7%                                              Market Value
---------------------------------------------------------------------------------------------------------
                           Basic Materials / Packaging: 8.4%
         31,189            Bemis Company.................................................    $ 1,274,850
         27,776            Liqui-Box Corporation.........................................      1,315,888
                                                                                             -----------
                                                                                               2,590,738
                                                                                             -----------
                           Capital Goods / Electronic Equipment: 1.7%
         18,456            Diebold, Inc..................................................        532,917
                                                                                             -----------

                           Capital Goods / Machinery Equipment: 7.1%
         49,216            Federal Signal Corporation....................................      1,196,564
         21,357            Nordson Corporation...........................................      1,003,779
                                                                                             -----------
                                                                                               2,200,343
                                                                                             -----------
                           Consumer Cyclicals / Furniture: 5.1%
         27,990            LA-Z Boy Chair Company........................................      1,581,435
                                                                                             -----------
                           Consumer Cyclical / Services: 4.6%
         27,996            Cintas Corporation............................................      1,427,796
                                                                                             -----------

                           Consumer Staples / Food: 4.0%
         15,925            Tootsie Roll Industries, Inc..................................      1,222,244
                                                                                             -----------

                           Consumer Staples / Food Chain: 3.6%
         65,148            Smart & Final, Inc............................................      1,115,659
                                                                                             -----------

                           Energy / Oil & Gas Production: 4.4%
         38,579            Devon Energy Corporation......................................      1,347,854
                                                                                             -----------

                           Finance / Banking: 4.7%
          1,971            National Commerce Bancorp.....................................         82,536
         49,563            Washington Federal, Inc.......................................      1,369,192
                                                                                             -----------
                                                                                               1,451,728
                                                                                             -----------
                           Finance / Financial Services: 4.7%
         31,210            Eaton Vance Corporation.......................................      1,445,413
                                                                                             -----------

10

               Kayne Anderson Small-Mid Cap Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited), Continued
---------------------------------------------------------------------------------------------------------
         Shares                                                                              Market Value
---------------------------------------------------------------------------------------------------------
                           Finance / Insurance: 14.9%
         66,712            American Heritage Life Investment Corporation.................    $ 1,542,715
         28,283            HSB Group, Inc................................................      1,513,141
         42,406            Mutual Risk Management, Ltd...................................      1,545,169
                                                                                             -----------
                                                                                               4,601,025
                                                                                             -----------
                           Health Care / Drugs & Hospital Supplies: 9.9%
         70,814            Ballard Medical Products......................................      1,274,652
         52,500            Landauer Inc..................................................      1,568,437
          6,749            Mylan Labs, Inc...............................................        202,892
                                                                                             -----------
                                                                                               3,045,981
                                                                                             -----------
                           Technology / Computer & Office Equipment: 4.8%
         82,120            Reynolds & Reynolds, Inc., Class A............................      1,493,557
                                                                                             -----------

                           Technology / Semiconductors: 3.5%
         18,213            Linear Technology Corporation.................................      1,098,471
                                                                                             -----------

                           Technology / Software & Services: 7.0%
         91,308            Timberline Software Corporation...............................      2,151,445
                                                                                             -----------

                           Transportation / Air Transport: 4.8%
         55,180            Air Express International Corporation.........................      1,476,065
                                                                                             -----------

                           Utilities / Cable Television: 4.5%
         23,373            TCA Cable TV, Inc.............................................      1,402,380
                                                                                             -----------

                           Total Common Stocks (cost $28,492,557)........................     30,185,051
                                                                                             -----------

                           Total Investments in Securities (cost $28,492,557+): 97.7%....     30,185,051
                           Other Assets less Liabilities: 2.3%...........................        705,313
                                                                                             -----------

                           Net Assets: 100.0% ...........................................    $30,890,364
                                                                                             ===========

               Kayne Anderson Small-Mid Cap Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited), Continued
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
+Cost for Federal income tax purposes is the same.

            Net unrealized appreciation consists of:
                             Gross unrealized appreciation...............................    $ 3,135,753
                             Gross unrealized depreciation...............................     (1,443,259)
                                                                                             -----------
                                       Net unrealized appreciation.......................    $ 1,692,494
                                                                                             ===========

See accompanying Notes to Financial Statements.
12

               Kayne Anderson International Rising Dividends Fund

                           First Half 1998 Commentary
                           --------------------------

Objective:
----------

          The goal of the International Rising Dividends Fund is to achieve superior long-term results by investing in the best, high-quality international companies. We pursue this goal through a focused investment philosophy that relies on the following principles: (1) a commitment to quality; (2) long-term vision; (3) independent fundamental research; (4) broad diversification; and (5) a value driven decision process. We define quality companies as those possessing a global competitive advantage, management excellence, financial strength and flexibility, a high level of profitability and consistency of earnings. We seek to diversify the fund across countries and industries but do not aim to replicate the country allocation of our benchmark, the MSCI EAFE (Europe, Australia, and the Far East) Index.

Commentary:
-----------

          For the six months ended June 30, 1998, the Fund's total return was 17.8%, while the MSCI EAFE Index returned 16.1% in dollar terms. Moreover the average performance of International mutual funds tracked by Lipper Analytical was 15.8%. After an already strong 1997, the European equity markets continued to move upward (25.5% on average in dollar terms), while the Japanese market, a big component of the EAFE index, declined by 2.9% in dollar terms. During the period under review, the US dollar continued to appreciate against the Japanese currency rising 6.3% to 138 Yen/$, while remaining relatively stable against the German Mark and the Sterling Pound at, respectively, 1.78 DM/$ and 1.67 $/(pound).

          At the end of June 1998, 6.1% of the Fund's assets were invested in cash and other items. The four largest countries represented in the Fund were the United Kingdom (24.1%), Japan (16.4%), France (12.7%), and the Netherlands (9.0%). The major change in the portfolio during the last six months was the gradual increase of the Fund's weight in Japanese equities, which accounted for less than 10% of the fund's assets at the start of the year. We built new positions in two outstanding Japanese companies: Canon and Unicharm.

          The performance of most developed markets outside Japan has been quite remarkable during the first part of 1998. This may appear paradoxical given the increased risks for the global financial markets associated with the worsening of the Asian economic situation. Japan's shrinking economy and its troubled banking system have added to the deflationary pressures in Asia and worsened the economic crisis in the region. We expect that the Japanese government will commit to taking the necessary, albeit painful, steps required to bolster its economy, including tax cuts and a restructuring of the financial system.

          Ironically, the uncertainty in Asia has proved to be a boon for both the U.S. and European equity markets, as it has kept interest rates low and inflation under control. Kayne Anderson's International Mutual Fund portfolio, which is mostly invested in European stocks, has profited from investors' gravitation to quality. Our investment strategy, focusing exclusively on the best, high-quality stocks

               Kayne Anderson International Rising Dividends Fund


around the world, has buffered the Fund's portfolio against the negative impact of the Asian crisis. Although we hold some direct investments in Hong Kong and Japan, most of our Asian exposure is through multinational companies, such as Nestle and Nokia, that are well positioned to flourish when the Asian economy rebounds.

The country allocation of the Fund on June 30, 1998 was:

Australia  4.0%     Finland      4.4%     Cash         6.1%   Spain      4.7%
Sweden     3.1%     France      12.7%     Japan       16.4%   Malaysia   0.2%
Hong Kong  8.2%     Netherlands  9.0%     Switzerland  7.1%   UK        24.1%

Outlook:
--------

          The long term outlook for International investment remains bright, driven by deregulation, restructuring, and more corporate shareholder-friendliness outside the USA. On the medium term, Europe's economy is picking up while interest rates are still on a downward path. The advent of the Euro next year represents the final step for the creation of a large consumer market and the world's second largest economy. As difficulties are mounting for Japan, which is beginning truly to feel the pain of several years of status quo, we feel confident that Japan will engage itself, sooner or later, on the path of reforms.

          Our  conservative,   disciplined  and  focused-on-quality   investment
approach should provide potential investors with the necessary comfort to remain committed for the long term to the international equity asset class.

Note: The stated returns are fee subsidized by the advisor. The unsubsidized returns for the Fund are 17.76% and 16.49%, year-to-date and 12-months ending June 30, 1998, respectively.
14

               Kayne Anderson International Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited)
-----------------------------------------------------------------------------------------------------------
         Shares              COMMON STOCKS: 93.9%                                             Market Value
-----------------------------------------------------------------------------------------------------------
                             Australia: 4.0%
         78,129              Broken Hill Proprietary ADR.................................     $ 1,323,818
                                                                                              -----------

                             Finland: 4.4%
         19,770              Nokia Corporation ADR.......................................       1,434,561
                                                                                              -----------
                             France: 12.7%
         14,594              AXA-UAP S.A. ADR............................................         829,122
         16,872              Groupe Danone S.A. ADR......................................         927,960
         30,580              Louis Vuitton Moet Hennessey ADR............................       1,207,910
         18,650              Total S.A. ADR..............................................       1,219,244
                                                                                              -----------
                                                                                                4,184,236
                                                                                              -----------
                             Hong Kong / China: 8.2%
         57,284              Hong Kong & China Gas Company Ltd. ADR......................          65,052
        730,000              Hong Kong & China Gas Company...............................         829,061
          3,776              Hong Kong & Shanghai Banking PLC ADR........................         923,462
         46,090              Hong Kong Telecom, Ltd. ADR.................................         869,949
                                                                                              -----------
                                                                                                2,687,524
                                                                                              -----------
                             Japan: 16.4%
         40,000              Canon Inc...................................................         911,854
            930              Kao Corporation ADR.........................................         143,401
         80,000              Kao Corporation.............................................       1,238,964
          9,857              Nintendo Company Ltd. ADR...................................         114,080
          6,000              Nintendo Company Ltd........................................         557,968
         12,000              Rohm Company................................................       1,237,516
              2              Seven Eleven Japan ADR......................................             119
         32,000              Uni-Charm...................................................       1,190,331
                                                                                              -----------
                                                                                                5,394,233
                                                                                              -----------
                             Malaysia: 0.2%
         37,198              Genting Berhad ADR..........................................          67,265
                                                                                              -----------
                             Netherlands: 9.0%
         49,299              Elsevier N.V. ADR...........................................       1,478,970
         16,720              Polygram N.V. ADR...........................................         850,630
          7,976              Unilever N.V. ADR...........................................         629,605
                                                                                              -----------
                                                                                                2,959,205
                                                                                              -----------

               Kayne Anderson International Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited), Continued
-----------------------------------------------------------------------------------------------------------
         Shares                                                                               Market Value
-----------------------------------------------------------------------------------------------------------
                             Spain: 4.7%
         30,741              Endesa S.A. ADR.............................................       $ 664,774
         15,650              Repsol S.A. ADR.............................................         860,750
                                                                                                ---------
                                                                                                1,525,524
                                                                                                ---------
                             Sweden: 3.1%
         49,321              Astra AB-ADR, Class A.......................................       1,011,081
                                                                                                ---------

                             Switzerland: 7.1%
          6,162              Nestle S.A. ADR.............................................         659,338
         10,290              Novartis AG ADR.............................................         856,136
          8,139              Roche Holdings, Ltd., ADR...................................         799,245
                                                                                                ---------
                                                                                                2,314,719
                                                                                                ---------
                             United Kingdom: 24.1%
         43,159              BAT Industries Plc ADR......................................         871,272
         29,000              BOC Group Plc...............................................         786,625
         15,610              Cable & Wireless Plc ADR....................................         575,619
         18,230              Diageo Plc ADR..............................................         878,458
          1,813              Marks and Spencer Plc ADR...................................          99,280
         73,000              Marks and Spencer Plc.......................................         664,900
         13,949              Pearson Plc ADR.............................................         256,013
         30,000              Pearson Plc.................................................         549,999
          4,315              Rentokil Initial Plc ADR....................................         310,661
         13,055              Reuters Holding Plc ADR.....................................         894,268
         13,790              Siebe Plc ADR...............................................         551,746
         18,369              Tomkins Plc ADR.............................................         420,191
          8,432              Vodafone Group Plc ADR......................................       1,062,959
                                                                                               ----------
                                                                                                7,921,991
                                                                                               ----------
                             Total Common Stocks (cost $28,676,203)......................      30,824,157
                                                                                               ----------

                             Total Investments in Securities (cost $28,676,203+): 93.9%..      30,824,157
                             Other Assets less Liabilities: 6.1%.........................       2,000,535
                                                                                              -----------
                             Net Assets: 100.0% .........................................     $32,824,692
                                                                                              ===========

See accompanying Notes to Financial Statements.
16

               Kayne Anderson International Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited), Continued
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
+Cost for Federal income tax purposes is the same.

            Net unrealized appreciation consists of:
                             Gross unrealized appreciation..............................      $ 3,370,273
                             Gross unrealized depreciation..............................       (1,222,319)
                                                                                              -----------
                                       Net unrealized appreciation......................      $ 2,147,954
                                                                                              ===========

               Kayne Anderson International Rising Dividends Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY at June 30, 1998 (Unaudited)
---------------------------------------------------------------------------------------------------------
                            Industry                                                           Percentage
---------------------------------------------------------------------------------------------------------
                            Amusement & Recreation Services............................           2.0%
                            Audio/Video Home Products..................................           2.6
                            Beverages..................................................           5.7
                            Books......................................................           4.5
                            Chemicals & Allied Products................................           9.8
                            Cigarettes.................................................           2.6
                            Communications Equipment...................................           4.4
                            Cosmetics & Personal Care..................................           0.4
                            Crude Petroleum & Natural Gas..............................          10.4
                            Dolls, Toys, Games & Sports................................           2.0
                            Drugs......................................................           9.0
                            Electric Services..........................................           2.2
                            Electronic Components & Accessories........................           1.7
                            Electronic Industrial Apparatus............................           6.6
                            Family Clothing Stores.....................................           0.3
                            Food Beverage & Tobacco....................................           5.5
                            Grocery & Related Products.................................           1.9
                            Holding Offices............................................           5.3
                            Miscellaneous Manufacturing Industries.....................           0.9
                            Newspapers.................................................           0.8
                            Retail Stores..............................................           2.0
                            Services Allied with Exchange of Security..................           2.7
                            Surgical, Medical, Dental Instruments & Supplies...........           1.3
                            Telephone Communications...................................           9.3
                                                                                                -----

                            Total Investments..........................................          93.9

                            Other Assets less Liabilities..............................           6.1
                                                                                                -----

                            Net Assets.................................................         100.0%
                                                                                                =====

See accompanying Notes to Financial Statements.
18

                      Kayne Anderson Mutual Funds -- Logo

TABLE OF CONTENTS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS ....................................................    2

INVESTMENT ADVISER COMMENTS AND PORTFOLIOS OF INVESTMENTS
         Rising Dividends Fund ............................................    3
         Small-Mid Cap Rising Dividends Fund ..............................    8
         International Rising Dividends Fund ..............................   13
         Intermediate Total Return Bond Fund ..............................   19
         Intermediate Tax-Free Bond Fund ..................................   24

STATEMENTS OF ASSETS AND LIABILITIES ......................................   30

STATEMENTS OF OPERATIONS ..................................................   32

STATEMENTS OF CHANGES IN NET ASSETS .......................................   34

FINANCIAL HIGHLIGHTS ......................................................   36

NOTES TO FINANCIAL STATEMENTS .............................................   40

               Kayne Anderson Intermediate Total Return Bond Fund

Objective:
----------

          The objective of the Intermediate Total Return Bond Fund is to seek total return through current income and capital appreciation, with principal preservation a secondary consideration. The Fund seeks to achieve its objective by investing primarily in high quality, intermediate maturity debt securities. Studies show that intermediate maturity debt securities can, over time, achieve a majority of the return of long-term maturity debt without the associated level of risk.

Commentary:
-----------

          Year-to-date, the Fund's net asset value increased $0.09, from $10.75 to $10.84. After Fund expenses, the total return (principal gain or loss and income) was 3.07% for the Fund and 3.46% for the Lehman Brothers Intermediate Government/Corporate Bond Index. For the 12-month period ending June 30, 1998, the total returns were 8.02% and 8.54% for the Fund and the Index, respectively.

          As of June 30th, the three largest sectors represented in the Fund were: U.S. Treasury (59.6%), Finance (9.4%), and U.S. Agency (8.8%). The three largest individual credits held in the portfolio were U.S. Treasury (59.6%), Federal National Mortgage Association (8.8%), and Government National Mortgage Association (7.0%).

Outlook:
--------

          The Federal Reserve is expected to maintain its current policy towards the level of interest rates for the remainder of the year. While consumer spending is currently strong, events abroad are likely to slow the pace of domestic economic growth. Increases in wages have outpaced prices of goods and services, but this growth is also likely to slow. This combination of Fed inaction and slowing growth should keep interest rate volatility moving lower and most interest rates in their narrow trading range for the balance of the year.

          Within individual sectors, both technical and fundamental forces are at work. The supply of new U.S. Treasury debt continues to dwindle due to a budget surplus expected this year and beyond. Foreign buyers continue to buy U.S. Treasuries as a safe haven and a vehicle for investing in the strong U.S. dollar. Corporate yield spreads are widening with slower earnings growth and a slower domestic economy. Higher than expected prepayments in real estate loans have limited the return for higher coupon mortgage backed securities. We will concentrate more of the portfolio in 5-year non-callable maturities to seek to take advantage of a steepening yield curve that should result from slower economic growth.

               Kayne Anderson Intermediate Total Return Bond Fund


                             SECTOR DIVERSIFICATION
                                  JUNE 30, 1998



          Mortgage-Backed         7%           U.S. Treasury     60%
          Asset-Backed            1%           Agency             9%
          Industrial and                       Cash
          Miscellaneous Corp.    12%           & Equivalents      2%
          Finance                 9%


Note: The stated returns are fee subsidized by the advisor. The unsubsidized returns for the Fund are 3.01% and 7.27%, year-to-date and 12-month ending June 30, 1998, respectively. For the period October 28, 1996 (commencement of operations) through June 30, 1998 the average annual return for the Fund was 6.28%. The unsubsidized return for the same period was 5.31%.
20

               Kayne Anderson Intermediate Total Return Bond Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited)
---------------------------------------------------------------------------------------------------------
   Principal Amount          LONG-TERM DEBT SECURITIES: 97.6%                                Market Value
---------------------------------------------------------------------------------------------------------
                             U.S. TREASURY OBLIGATIONS: 59.6%
                             ------------------------------------------------------------
                             U.S. Treasury Notes / Bonds
     $4,000,000                6.875%, due 8/31/1999.....................................    $ 4,061,248
      6,500,000                6.250%, due 10/31/2001....................................      6,636,091
      3,300,000                7.250%, due 8/15/2004.....................................      3,592,875
      2,000,000                11.875%, due 11/15/2003...................................      2,578,124
                                                                                             -----------
                                  Total U.S. Treasury Obligations........................     16,868,338
                                                                                             -----------
                             U.S. AGENCY OBLIGATIONS: 8.8%
                             ------------------------------------------------------------
                             Federal National Mortgage Association (FNMA)
      1,200,000                6.100%, due 2/10/2000.....................................      1,208,088
        250,000                6.950%, due 11/13/2006....................................        256,810
      1,000,000                7.700%, due 8/10/2004.....................................      1,021,199
                                                                                             -----------
                                  Total U.S. Agency Obligations..........................      2,486,097
                                                                                             -----------

                             MORTGAGE-BACKED / PASS-THROUGH SECURITIES: 7.0%
                             ------------------------------------------------------------
                             Government National Mortgage Association (GNMA)
        710,018                8.500%, due 8/15/2025.....................................        749,513
        224,810                8.500%, due 6/15/2026.....................................        237,315
        736,816                8.000%, due 9/15/2026.....................................        764,217
        211,248                8.000%, due 11/15/2026....................................        219,104
                                                                                             -----------
                                  Total Mortgage-Backed / Pass-Through Securities........      1,970,149
                                                                                             -----------

                             ASSET-BACKED RECEIVABLES: 0.7%
                             ------------------------------------------------------------
        200,000              WFS Financial Owner Trust, 6.800%, due 12/20/2003...........        202,938
                                                                                             -----------

                             CORPORATE BONDS: 21.5%
                             ------------------------------------------------------------
                             Auto Rentals: 1.8%
        500,000              Ryder System, Inc., 7.480%, due 5/15/2000...................        512,400
                                                                                             -----------

               Kayne Anderson Intermediate Total Return Bond Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited), Continued
---------------------------------------------------------------------------------------------------------
   Principal Amount       LONG-TERM DEBT SECURITIES                                          Market Value
---------------------------------------------------------------------------------------------------------
                          Beverages: 1.4%
       $200,000           Anheuser Busch Companies, 6.750%, due 11/01/2006...............     $  204,353
        200,000           Coca-Cola Enterprises, 6.375%, due 8/01/2001...................        202,500
                                                                                              ----------
                                                                                                 406,853
                                                                                              ----------
                          Communication Services: 1.8%
        500,000           TCI Communications, Inc., 6.375%, due 5/01/2003................        505,000
                                                                                              ----------
                          Department Stores: 0.8%
        200,000           Sears Roebuck Company, 9.450%, due 7/25/2001...................        218,400
                                                                                              ----------

                          Finance: 9.4%
        500,000           Bear Stearns Co., 6.625%, due 10/01/1997.......................        506,250
        200,000           Beneficial Corp., 6.600%, due 9/26/2001........................        203,100
        500,000           Finova Capital Corp., 6.450%, due 6/01/2000....................        502,500
        500,000           Ford Motor Credit Corp., 6.250%, due 11/08/2000................        503,812
        200,000           General Motors Acceptance Corp., 7.125%, due 5/01/2003.........        208,729
        200,000           Household Finance Co., 8.000%, due 8/15/2004...................        203,885
        500,000           Lehman Brothers Holdings, 8.875%, due 3/01/2002................        543,272
                                                                                              ----------
                                                                                               2,671,548
                                                                                              ----------
                          Industrial: 2.7%
        200,000           Allied Signal, Inc., 9.200%, due 2/15/2003.....................        225,382
        500,000           Catapillar, 8.440%, due 11/26/1991.............................        553,600
                                                                                              ----------
                                                                                                 778,982
                                                                                              ----------
                          Motion Picture Production & Other Services: 1.8%
        500,000           Walt Disney Company, 6.375%, due 3/30/2001.....................        505,701
                                                                                              ----------

                          YankeeEuro: 1.8%
        500,000           Cable & Wireless, 6.375%, due 3/06/2003........................        500,000
                                                                                              ----------

                               Total Corporate Bonds.....................................      6,098,884
                                                                                              ----------

                          Total Long-Term Debt Securities (cost $27,480,289).............     27,626,406
                                                                                              ----------

See accompanying Notes to Financial Statements.
22

               Kayne Anderson Intermediate Total Return Bond Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited), Continued
---------------------------------------------------------------------------------------------------------
                                                                                             Market Value
---------------------------------------------------------------------------------------------------------
                          Total Investments in Securities (cost $27,480,289+): 97.6%....      $27,626,406
                          Other Assets less Liabilities: 2.4%...........................          670,721
                                                                                              -----------
                          Net Assets: 100.0% ...........................................      $28,297,127
                                                                                              ===========

+Cost for Federal income tax purposes is the same.

            Net unrealized appreciation consists of:
                          Gross unrealized appreciation.................................      $   153,250
                          Gross unrealized depreciation.................................           (7,133)
                                                                                              -----------
                                    Net unrealized appreciation.........................      $   146,117
                                                                                              ===========

                 Kayne Anderson Intermediate Tax-Free Bond Fund

Objective:
----------

          The objective of the Intermediate Tax-Free Bond Fund is to seek current income exempt from federal income tax consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in high quality, intermediate maturity debt securities, interest from which is, exempt from federal income tax. Part of the income from this Fund may also be exempt from state income tax depending on the state of the shareholder's residence. Studies show that intermediate maturity debt securities can, over time, achieve a majority of the return of long-term maturity debt without the associated level of risk.

Commentary:
-----------

          During the year, the Fund's net asset value decreased $0.02, from $10.74 to $10.72. After fund expenses, the total return (principal gain or loss and income) was 1.77% for the Fund and 2.29% for the Lehman Brothers 5-year Municipal Bond Index for the same time period. For the 12-month period ending June 30th, the total returns were 4.46% and 6.25% for the Fund and the Index, respectively.

          While invested among eight sectors within the municipal bond market, the three largest sectors represented in the Fund were: General Obligation
(29.6%), Electric Utility (20.3%), and Hospital (13.2%). The Fund was also invested in municipalities that are located in 14 different states and territories. The three states with the highest representation in the Fund were:
California (38%), New York (13%), and Washington (7%).

Outlook:
--------

          Intermediate-to-long maturity municipal bonds are attractively valued relative to taxable bonds. Record issuance is taking place again this year and keeping the interest rates on municipals from moving significantly lower. Revenue bonds continue to outpace the general obligation sector, but the gap will probably narrow for the second half of the year as the economy slows.

          The Federal Reserve is expected to maintain its current interest rate policy for the remainder of the year. This should keep short interest rates in their current trading range. We will continue to lengthen the average maturity of the Fund as opportunities in the market arise.
24

                 Kayne Anderson Intermediate Tax-Free Bond Fund


                             SECTOR DIVERSIFICATION
                                  JUNE 30, 1998

          Cash &
            Equivalents      3%              General Obligation    30%
          Prerefunded        7%              Electric              20%
          Education          3%              Water & Sewer          3%
          Transportation    13%              Hospital              13%
          IDR/PCR            5%              Housing                3%



Note: The stated returns are fee subsidized by the advisor. The unsubsidized returns for the Fund are 1.08% and 3.03%, year-to-date and 12-month ending June 30, 1998, respectively. For the period October 28, 1996 (commencement of operations) through June 30, 1998 the average annual return for the Fund was 3.60%. The unsubsidized return for the same period was 2.21%.

                 Kayne Anderson Intermediate Tax-Free Bond Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------
   Principal Amount          LONG-TERM MUNICIPAL DEBT: 97.1%                                          Market Value
------------------------------------------------------------------------------------------------------------------
                             General Obligation: 29.6%
       $250,000              California State, 5.375%, dated 3/01/1994, due 3/01/2006............        $ 266,250
        200,000              California State Veterans Bond, 6.375%, dated 3/01/1995,
                               due 2/01/2027.....................................................          204,478
        200,000              Hawaii State, 5.250%, dated 3/01/1997, due 3/01/2000................          203,750
        200,000              Los Angeles County, California Public Works, 5.000%,
                               dated 11/01/1991, due 10/01/2016..................................          197,500
        250,000              Maryland State, 4.750%, dated 8/01/1997, due 8/01/2002..............          256,563
        250,000              Massachusetts State, 5.000%, dated 8/01/1997, due 8/01/2000.........          255,000
        200,000              New York, New York, 5.000%, dated 7/28/1994, due 8/01/1998..........          200,189
        250,000              Washoe County, Nevada, 6.750%, dated 3/15/1991,
                               due 3/15/2000.....................................................          258,125
                                                                                                         ---------
                                                                                                         1,841,855
                                                                                                         ---------

                             Education: 3.3%
        200,000              University California Revenues, 5.250%, dated , 8/15/1993
                               due 9/01/2011.....................................................          206,250
                                                                                                         ---------

                             Electric: 20.3%
        200,000              Colorado Springs Utilities, 6.750%, dated 4/15/1991,
                               due 11/15/2005....................................................          218,000
        100,000              HillsBorough, Florida Utilities, 7.000%, dated 9/1/1991,
                               due 8/1/2114......................................................          109,500
        100,000              Northern California Power Agency, 7.150%, dated 12/30/1985,
                                 due 7/01/2024...................................................          103,358
        200,000              Piedmont Municipal Power Agency, 6.550%, dated 9/01/1996,
                               due 1/01/2016.....................................................          201,562
        200,000              Puerto Rico Electric Power Authority, 6.000%, dated 8/15/1995,
                               due 7/01/2000.....................................................          208,250
        200,000              Sacramento California Municipal Utilities District, 5.700%,
                               dated 4/01/1993, due 5/15/2012....................................          213,000
        200,000              Tacoma Washington Electric System Revenue, 5.900%,
                               dated 9/01/1992, due 1/01/2005....................................          212,500
                                                                                                         ---------
                                                                                                         1,266,170
                                                                                                         ---------

26

                 Kayne Anderson Intermediate Tax-Free Bond Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited), Continued
--------------------------------------------------------------------------------------------------------------------
   Principal Amount                                                                                     Market Value
--------------------------------------------------------------------------------------------------------------------
                             Hospital: 13.2%
       $200,000              California Health Facility Financing Authority, 6.750%,
                               dated 10/01/1989, due 10/01/2019..................................        $ 209,750
        200,000              Dade County Health Facilities Authority, 6.600%, dated 3/01/1987,
                               due 8/15/2002.....................................................          202,500
        200,000              New York Dormitory, 5.000%, dated 3/01/1997, due 8/15/2000..........          203,750
        200,000              New York State Dormatory Authority Revenues, 5.500%,
                               date 2/01/1998, due 2/15/2003.....................................          208,250
                                                                                                         ---------
                                                                                                           824,250
                                                                                                         ---------
                             Housing: 3.4%
        200,000              New York Urban Development, 6.000%, dated 1/01/1995,
                               due 1/01/2001.....................................................          208,500
                                                                                                         ---------

                             IDR / PCR: 4.7%
        200,000              California Pollution Ctl. Fin., 7.150%, dated 2/01/1991,
                               due 2/01/2011.....................................................          216,750
         75,000              Mercer County Pollution Ctl., 5.850%, dated 6/01/1993,
                               due 6/01/2023.....................................................           78,094
                                                                                                         ---------
                                                                                                           294,844
                                                                                                         ---------
                             Transportation: 12.5%
        250,000              Albuquerque, New Mexico Airport, 6.500%, dated 4/15/1989,
                               due 7/01/2019.....................................................          250,448
        200,000              New Jersey State Turnpike Authority, 5.900%, dated 1/01/1992,
                               due 1/01/2003.....................................................          211,500
        200,000              Orange County Airport, 5.500%, dated 4/02/1997, due 7/01/2002.......          208,750
        100,000              Orange County, California Local Transportation Authority, 5.750%,
                               dated 9/01/1992, due 2/15/2005....................................          107,250
                                                                                                         ---------
                                                                                                           777,948
                                                                                                         ---------
                             Prerefunded: 6.7%
        150,000              Los Angeles Convention & Exhibit Center, 9.000%,
                               dated 12/01/1985, due 12/01/2020..................................          195,375
        200,000              Washington Public Power Supply Systems, 7.625%,
                               dated 10/15/1990, due 7/01/2010...................................          220,250
                                                                                                         ---------
                                                                                                           415,625
                                                                                                         ---------

                 Kayne Anderson Intermediate Tax-Free Bond Fund

PORTFOLIO OF INVESTMENTS at June 30, 1998 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------
      Par Value                                                                                       Market Value
------------------------------------------------------------------------------------------------------------------
                             Water & Sewer: 3.4%
       $200,000              Los Angeles, California Wastewater System, 5.700%, dated 4/01/1993,
                             due 6/01/2020.......................................................      $   209,000
                                                                                                       -----------
                             Total Long-Term Municipal Debts (cost $6,003,877)...................        6,044,442
                                                                                                       -----------


                             Total Investments in Securities (cost $6,003,877+): 97.1%...........        6,044,442
                             Other Assets less Liabilities: 2.9%.................................          181,287
                                                                                                       -----------

                             Net Assets: 100.0% .................................................      $ 6,225,729
                                                                                                       ===========

+Cost for Federal income tax purposes is the same.

            Net unrealized appreciation consists of:
                             Gross unrealized appreciation.......................................      $    46,563
                             Gross unrealized depreciation.......................................           (5,998)
                                                                                                       -----------
                                       Net unrealized appreciation...............................      $    40,565
                                                                                                       ===========

See accompanying Notes to Financial Statements.
28

                     [This page intentionally left blank.]

                          Kayne Anderson Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 1998 (Unaudited)
----------------------------------------------------------------------------------------------------------------------
                                                                                                              Rising
                                                                                                             Dividends
                                                                                                               Fund
                                                                                                            ----------
ASSETS
          Investments in securities, at market value (cost $28,097,986, $28,492,557, $28,676,203,
                    $27,480,289, and $6,003,877, respectively) .......................................      $44,819,935
          Cash........................................................................................        1,280,407
          Receivables:
                    Investment securities sold........................................................        6,379,392
                    Capital stock sold................................................................               --
                    Dividends and interest............................................................           44,826
          Prepaid expenses............................................................................           11,970
          Due from investment advisor.................................................................               --
          Deferred organization expenses..............................................................           11,644
                                                                                                            -----------
                             Total assets ............................................................       52,548,174
                                                                                                            -----------

LIABILITIES
          Payables:
                    Investment securities purchased...................................................        4,459,547
                    Distributions to shareholders.....................................................               --
          Due to investment advisor...................................................................           30,198
          Other accrued expenses .....................................................................           26,698
                                                                                                            -----------
                             Total liabilities........................................................        4,516,443
                                                                                                            -----------

NET ASSETS ...........................................................................................      $48,031,731
                                                                                                            ===========

          Number of shares issued and outstanding (unlimited shares authorized without par value) ....        2,436,549

          Net asset value, offering and redemption price per share....................................      $     19.71
                                                                                                            ===========


COMPOSITION OF NET ASSETS
          Paid-in capital.............................................................................      $28,247,309
          Undistributed (overdistributed) net investment income.......................................          166,932
          Undistributed net realized gain on investments..............................................        2,895,541
          Net unrealized appreciation on:
                    Investments.......................................................................       16,721,949
                    Foreign currency..................................................................               --
                                                                                                            -----------
                             Net assets ..............................................................      $48,031,731
                                                                                                            ===========

See accompanying Notes to Financial Statements.
30

                          Kayne Anderson Mutual Funds

-----------------------------------------------------------------------------------------------------
       Small-Mid Cap                 International              Intermediate             Intermediate
     Rising Dividends              Rising Dividends             Total Return               Tax-Free
           Fund                          Fund                     Bond Fund                Bond Fund
-----------------------------------------------------------------------------------------------------
       $30,185,051                   $30,824,157                $27,626,406               $6,044,442
           543,117                     1,309,665                    188,191                   28,738

                --                            --                         --                       --
           144,941                       592,003                        630                       --
            28,632                       123,470                    476,400                  126,876
            12,526                        12,695                     18,000                   18,455
                --                            --                         --                    5,188
            14,096                        14,095                     14,095                   14,095
       -----------                   -----------                -----------               ----------
        30,928,363                    32,876,085                 28,323,722                6,237,794
       -----------                   -----------                -----------               ----------



                --                           --                          --                       --
                --                           --                          --                      335
            27,310                        37,831                     14,009                       --
            10,689                        13,562                     12,586                   11,730
       -----------                   -----------                -----------               ----------
            37,999                        51,393                     26,595                   12,065
       -----------                   -----------                -----------               ----------

       $30,890,364                   $32,824,692                $28,297,127               $6,225,729
       ===========                   ===========                ===========               ==========

         2,100,924                     2,209,630                  2,611,407                  580,573

       $     14.71                   $     14.86                $     10.84               $    10.72
       ===========                   ===========                ===========               ==========



       $28,778,878                   $30,233,559                $28,166,074               $6,182,689
            28,447                       263,756                     (2,059)                    (905)
           390,545                       179,286                    (13,005)                   3,380

         1,692,494                     2,147,954                    146,117                   40,565
                --                           137                         --                       --
       -----------                   -----------                -----------               ----------
       $30,890,364                   $32,824,692                $28,297,127               $6,225,729
       ===========                   ===========                ===========               ==========

                           Kayne Anderson Mutual Funds

STATEMENTS OF OPERATIONS - For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------------------------------------
                                                                                                      Rising
                                                                                                     Dividends
                                                                                                       Fund
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
          Income:
                  Dividends..................................................................      $ 382,604
                  Interest ..................................................................         18,427
                                                                                                   ---------
                           Total income......................................................        401,031
                                                                                                   ---------


          Expenses:
                  Investment advisory fees...................................................        159,243
                  Custodian fees.............................................................         10,264
                  Administration fees........................................................         14,057
                  Fund accounting fees.......................................................         15,620
                  Transfer agent fees........................................................          7,636
                  Legal fees.................................................................          5,207
                  Insurance..................................................................            994
                  Audit fees.................................................................          3,546
                  Miscellaneous expenses.....................................................          1,488
                  Reports to shareholders....................................................          1,488
                  Registration fees..........................................................          8,907
                  Trustees' fees.............................................................          1,835
                  Amortization of deferred organization expenses.............................          3,814
                                                                                                   ---------
                           Total expenses....................................................        234,099
                           Less: Expenses reimbursed/waived..................................             --
                                                                                                   ---------
                           Net expenses......................................................        234,099
                                                                                                   ---------
                                     Net investment income ..................................        166,932
                                                                                                   ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized gain (loss) on investments..............................................        496,727
        Net change in unrealized appreciation of investments and foreign currency............      4,849,438
                                                                                                   ---------
                           Net gain (loss) on investments....................................      5,346,165
                                                                                                   ---------
                                     Net Increase in Net Assets Resulting from Operations ...     $5,513,097
                                                                                                  ==========

See accompanying Notes to Financial Statements.
32

                          Kayne Anderson Mutual Funds

---------------------------------------------------------------------------------------------
      Small-Mid Cap               International          Intermediate            Intermediate
    Rising Dividends            Rising Dividends         Total Return              Tax-Free
          Fund                        Fund                 Bond Fund               Bond Fund
---------------------------------------------------------------------------------------------
        $ 150,127                  $ 372,907               $     --              $       --
           21,023                     41,432                571,679                 141,928
        ---------                  ---------               --------              ----------
          171,150                    414,339                571,679                 141,928
        ---------                  ---------               --------              ----------


           92,885                    102,181                 47,454                  14,814
            4,924                      6,867                  1,113                   1,263
           10,927                     10,927                 10,927                   8,790
           15,620                     19,340                 15,620                  15,620
            7,629                      7,704                  7,636                   7,636
              371                        371                    744                     744
               45                         45                     20                      20
            3,563                      3,563                  3,546                   3,546
              995                        997                    993                     993
              496                        496                    496                     496
            8,266                      8,266                  8,176                   8,176
            1,837                      1,837                  1,835                   1,835
            2,107                      2,107                  2,107                   2,107
        ---------                  ---------               --------              ----------
          149,665                    164,701                100,667                  66,040
           (6,742)                   (14,118)               (11,205)                (42,210)
        ---------                  ---------               --------              ----------
          142,923                    150,583                 89,462                  23,830
        ---------                  ---------               --------              ----------
           28,227                    263,756                482,217                 118,098
        ---------                  ---------               --------              ----------


          390,545                    179,286                 (9,045)                  4,833
        1,334,073                  1,731,953                 76,770                 (11,963)
       ----------                 ----------               --------              ----------
        1,724,618                  1,911,239                 67,725                  (7,130)
       ----------                 ----------               --------              ----------
       $1,752,845                 $2,174,995               $549,942              $  110,968
       ==========                 ==========               ========              ==========

                          Kayne Anderson Mutual Funds

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------

                                                                                                Rising
                                                                                               Dividends
                                                                                                 Fund
                                                                                     -----------------------------
                                                                                      Six Months          Year
INCREASE IN NET ASSETS FROM:                                                            Ended            Ended
                                                                                       6/30/98#         12/31/97
                                                                                       --------         --------
OPERATIONS

Net investment income..........................................................        $ 166,932         $ 198,336
Net realized gain (loss) on investments sold...................................          496,727         5,093,470
Net change in unrealized appreciation of investments...........................        4,849,438         4,378,552
                                                                                       ---------         ---------
          Net increase in net assets resulting from operations ................        5,513,097         9,670,358
                                                                                       ---------         ---------

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income..........................................................               --          (222,979)
Net realized gain on investments...............................................               --        (2,795,680)
                                                                                       ---------         ---------
          Total distributions to shareholders .................................               --        (3,018,659)
                                                                                       ---------         ---------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold......................................................        7,044,978        11,725,624
Net asset value of shares issued in reinvestment of distributions..............        2,434,943                 -
Cost of shares redeemed........................................................       (2,243,811)       (9,212,376)
                                                                                       ---------         ---------

          Net increase from capital share transactions ........................        7,236,110         2,513,248
                                                                                       ---------         ---------

          Total increase in net assets ........................................       12,749,207         9,164,947

NET ASSETS

Beginning of period ...........................................................        35,282,524       26,117,577
                                                                                      -----------      -----------
End of period       ...........................................................       $48,031,731      $35,282,524
                                                                                      ===========      ===========


CHANGE IN SHARES
Shares sold         ...........................................................          372,878           752,018
Shares issued in reinvestment of distributions.................................          140,902                 -
Shares redeemed     ...........................................................         (119,074)         (534,351)
                                                                                      -----------      -----------
          Net increase.........................................................          394,706           217,667
                                                                                      ===========      ===========

#Unaudited.

See accompanying Notes to Financial Statements.

                          Kayne Anderson Mutual Funds

------------------------------------------------------------------------------------------------------------------------------------
         Small-Mid Cap                      International                      Intermediate                  Intermediate
       Rising Dividends                    Rising Dividends                    Total Return                     Tax-Free
             Fund                               Fund                            Bond Fund                     Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
 Six Months             Year        Six Months            Year          Six Months          Year        Six Months         Year
   Ended               Ended          Ended              Ended            Ended            Ended          Ended           Ended
  6/30/98#            12/31/97       6/30/98#           12/31/97         6/30/98#         12/31/97       6/30/98#        12/31/97
  --------            --------       --------           --------         --------         --------       --------        --------
  $   28,227           $ 18,287       $ 263,756           $ 25,041       $ 482,217       $ 292,768      $ 118,098        $ 176,838
     390,545            237,764         179,286             20,183          (9,045)         (5,750)         4,833           (1,453)
   1,334,073            336,930       1,731,953            397,529          76,770         102,483        (11,963)          58,234
  ----------           --------       ---------           --------       ---------       ---------      ---------        ---------
   1,752,845            592,981       2,174,995            442,753         549,942         389,501        110,968          233,619
  ----------           --------       ---------           --------       ---------       ---------      ---------        ---------




          --            (23,419)             --            (30,206)       (484,276)       (298,892)      (119,003)        (181,326)
          --            (22,399)             --            (20,183)             --              --             --               --
  ----------           --------       ---------           --------       ---------       ---------      ---------        ---------
          --            (45,818)             --            (50,389)       (484,276)       (298,892)      (119,003)        (181,326)
  ----------           --------       ---------           --------       ---------       ---------      ---------        ---------




  23,132,027          8,244,623      24,518,139          6,170,378      21,855,466         933,235        275,193          787,429
      22,187                 --          31,595                396         433,400         261,111        139,661          157,563
    (510,646)        (3,105,616)       (912,333)          (605,671)       (318,194)        (57,661)      (196,293)        (106,522)
  ----------           --------       ---------           --------       ---------       ---------      ---------        ---------
  22,643,568          5,139,007      23,637,401          5,565,103      21,970,672       1,136,685        218,561          838,470
  ----------           --------       ---------           --------       ---------       ---------      ---------        ---------
  24,396,413          5,686,170      25,812,396          5,957,467      22,036,338       1,227,294        210,526          890,763



   6,493,951            807,781          7,012,296       1,054,829       6,260,789       5,033,495      6,015,203        5,124,440
  ----------         ----------        -----------      ----------     ----------       ----------     ----------       ----------
  $30,890,364        $6,493,951        $32,824,692      $7,012,296     $28,297,127      $6,260,789     $6,225,729       $6,015,203
  ===========        ==========        ===========      ==========     ===========      ==========     ==========       ==========



   1,641,541            656,347          1,721,787         507,753       2,018,203          87,412         25,677           73,658
       1,691                  -              2,505              28          40,195          24,683         13,025           14,770
     (37,108)          (234,584)           (70,746)        (48,344)        (29,353)         (5,200)       (18,265)         (10,049)
  ----------         ----------        -----------      ----------     ----------       ----------     ----------       ----------
   1,606,124            421,763          1,653,546         459,437       2,029,045         106,895         20,437           78,379
  ===========        ==========        ===========      ==========     ===========      ==========     ==========       ==========

                          Kayne Anderson Mutual Funds

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Rising
                                                                                                Dividends
                                                                                                  Fund
                                                                 ------------------------------------------------------------------
                                                                   Six Months           Year              Year            5/1/95*
                                                                      Ended             Ended             Ended             to
                                                                    6/30/98#          12/31/97          12/31/96         12/31/95
                                                                    --------          --------          --------         --------
Net asset value, beginning of period.............................    $ 17.28           $ 14.32           $ 12.63          $ 10.65
                                                                     -------           -------           -------          -------
Income from investment operations:
          Net investment income..................................       0.07              0.10              0.08             0.07
          Net realized and unrealized gain (loss)
                    on investments...............................       2.36              4.34              2.35             2.13
                                                                     -------           -------           -------          -------
Total income from investment operations..........................       2.43              4.44              2.43             2.20
                                                                     -------           -------           -------          -------

Less distributions:
          Dividends from net investment income...................       0.00             (0.11)            (0.08)           (0.07)
          Distributions from net capital gains...................       0.00             (1.37)            (0.66)           (0.15)
                                                                     -------           -------           -------          -------
Total distributions .............................................       0.00             (1.48)            (0.74)           (0.22)
                                                                     -------           -------           -------          -------

Net asset value, end of period...................................    $ 19.71           $ 17.28           $ 14.32          $ 12.63
                                                                     =======           =======           =======          =======

Total return        .............................................      14.24%**          30.99%            19.09%           20.65%**

Net assets, end of period (in 000's).............................    $48,032           $35,283           $26,118          $20,613
$30,890   $ 6,494   $   808......................................    $32,824           $ 7,012           $ 1,055

Ratio of expenses to average net assets:
          Before expense reimbursement...........................       -                 -                 -                -
          After expense reimbursement............................       1.10%+            1.18%             1.37%            1.31%+
          After expense reimbursement and expenses
                    paid indirectly..............................       -                 -                 -                -

Ratio of net investment income to average net assets:
          (net of expense reimbursement, if applicable)..........       0.78%+            0.55%             0.59%            0.94%+

Portfolio turnover rate..........................................          9%               51%               23%              28%

Average commission per unit......................................     $.0600           $ .0600           $ .0600             -

#Unaudited.

*Commencement of operations.

**Not annualized.

+Annualized.

                          Kayne Anderson Mutual Funds

----------------------------------------------------------------------------------------------------------------------------
                      Small-Mid Cap                                                        International
                    Rising Dividends                                                     Rising Dividends
                          Fund                                                                 Fund
----------------------------------------------------------------------------------------------------------------------------
  Six Months              Year               10/18/96*                 Six Months              Year               10/18/96*
     Ended                Ended                 to                        Ended                Ended                 to
   6/30/98#             12/31/97             12/31/96                   6/30/98#             12/31/97             12/31/96
  ----------            --------             ---------                 ----------            --------             ---------
    $ 13.12              $ 11.06              $ 10.65                    $ 12.61              $ 10.91              $ 10.65
    -------              -------              -------                    -------              -------              -------


       0.01                 0.02                 0.02                       0.12                 0.04                 0.01

       1.58                 2.14                 0.41                       2.13                 1.75                 0.26
    -------              -------              -------                    -------              -------              -------
       1.59                 2.16                 0.43                       2.25                 1.79                 0.27
    -------              -------              -------                    -------              -------              -------


       0.00                (0.05)               (0.02)                      0.00                (0.05)               (0.01)
       0.00                (0.05)                0.00                       0.00                (0.04)                0.00
    -------              -------              -------                    -------              -------              -------
       0.00                (0.10)               (0.02)                      0.00                (0.09)               (0.01)
    -------              -------              -------                    -------              -------              -------

    $ 14.71              $ 13.12              $ 11.06                    $ 14.86              $ 12.61              $ 10.91
    =======              =======              =======                    =======              =======              =======


      12.12%**             19.46%                4.00%**                   17.84%**             16.42%                2.56%**





       1.36%+               3.22%               18.91%+                     1.53%+               3.41%               15.74%+
       1.30%+               1.30%                1.30%+                     1.40%+               1.40%                1.40%+

       -                    -                    -                          -                    -                    -

       0.26%+               0.45%                1.58%+                     2.45%+               0.61%                1.14%+

         13%                  47%                   0%                         8%                  29%                   0%

    $ .0600              $ .0637              $ .0955                    $ .0350              $ .0666              $ .0936

See accompanying Notes to Financial Statements.

                          Kayne Anderson Mutual Funds

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
--------------------------------------------------------------------------------




Net asset value, beginning of period............................................

Income from investment operations:
          Net investment income.................................................
          Net realized and unrealized gain (loss) on investments................

Total income from investment operations.........................................


Less distributions:
          From net investment income............................................
          From net realized gains...............................................

Total distributions ............................................................


Net asset value, end of period..................................................


Total return ...................................................................

Net assets, end of period (in 000's)............................................

Ratio of expenses to average net assets:
          Before expense reimbursement..........................................
          After expense reimbursement...........................................
          After expense reimbursement and expenses paid indirectly..............

Ratio of net investment income to average net assets
          (net of expense reimbursement, if applicable).........................

Portfolio turnover rate.........................................................

Average commission per unit.....................................................

#Unaudited.

*Commencement of operations.

**Not annualized.

+Annualized.

See accompanying Notes to Financial Statements.

                          Kayne Anderson Mutual Funds

----------------------------------------------------------------------------------------------------------------------------
                           Intermediate                                                      Intermediate
                           Total Return                                                        Tax-Free
                             Bond Fund                                                         Bond Fund
----------------------------------------------------------------------------------------------------------------------------
        Six Months             Year            10/28/96*                Six Months               Year              10/28/96*
           Ended               Ended              to                       Ended                 Ended                to
         6/30/98#            12/31/97          12/31/96                  6/30/98#              12/31/97            12/31/96
         --------            --------          --------                  --------              --------            --------
          $10.75              $10.59            $10.65                    $10.74                $10.64              $10.65
          ------              ------            ------                    ------                ------              ------


            0.24                0.56              0.09                      0.20                  0.34                0.01
          ------              ------            ------                    ------                ------              ------
            0.09                0.18             (0.07)                    (0.02)                 0.11               (0.01)
          ------              ------            ------                    ------                ------              ------

            0.33                0.74              0.02                      0.18                  0.45                0.00

           (0.24)              (0.58)            (0.08)                    (0.20)                (0.35)              (0.01)
            0.00                0.00              0.00                      0.00                  0.00                0.00
          ------              ------            ------                    ------                ------              ------
           (0.24)              (0.58)             (0.08)                   (0.20)                (0.35)              (0.01)
          ------              ------            ------                    ------                ------              ------

          $10.84              $10.75            $10.59                    $10.72                $10.74              $10.64
          ======              ======            ======                    ======                ======              ======
            3.07%**             7.19%              0.20%**                  1.77%**               4.26%               0.02%**

         $28,297              $6,261             $5,033                   $6,226                $6,015              $5,124


            1.07%+              2.23%             2.10%+                    2.23%+                2.29%               2.08%+
            0.95%+              0.95%             0.95%+                    0.80%+                1.56%               1.81%+
            -                   -                 -                         -                     0.95%               0.95%+


            5.12%+              5.35%             4.72%+                    3.99%+                2.58%               0.60%+

               3%                 27%                0%                      28%                    40%                 0%

               -                   -                 -                         -                     -                   -

                          Kayne Anderson Mutual Funds


NOTES TO FINANCIAL STATEMENTS at June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

          Kayne Anderson Mutual Funds (the "Trust") was organized as a business trust in Delaware on May 29, 1996 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust currently consists of five seperate diversified series: Rising Dividends Fund, Small-Mid Cap Rising Dividends Fund, International Rising Dividends Fund, Intermediate Total Return Bond Fund, and Intermediate Tax-Free Bond Fund (each a "Fund" and collectively the "Funds").

          Between  May 29,  1996 and the  respective  dates of  commencement  of operations, the Funds had no operations other than those related to organizational matters and the sale of 2,347 shares of the Small-Mid Cap Rising Dividends Fund, the International Rising Dividends Fund, the Intermediate Total Return Bond Fund, and the Intermediate Tax-Free Bond Fund to Kayne Anderson Investment Management, LLC, the Funds' investment advisor, for $25,000, respectively. On October 4, 1996 the shareholders of the Kayne Anderson Rising Dividends Fund (the "Predecessor Fund"), a series of shares of Professionally Managed Portfolios, entered into a tax-free reorganization pursuant to which they agreed to exchange their Predecessor Fund shares for shares of the Rising Dividends Fund series of the Trust, which had no operations prior to the reorganization. The Predecessor Fund is deemed to be the accounting survivor and accordingly the statement of changes in net assets and the financial highlights include the operations of the Predecessor Fund for periods prior to the reorganization.

          The Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies of all sizes.

          The Small-Mid Cap Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of small and mid-capitalization companies, which the Fund currently considers to be companies having total market capitalizations of not more than $3 billion.

          The International Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies outside the U.S. generally having total market capitalizations of $1 billion or more.

          The Intermediate Total Return Bond Fund seeks to obtain maximum total return, primarily through current income with capital appreciation as a secondary consideration. The Fund invests primarily in investment grade debt securities and seeks to maintain an average maturity of three to ten years.

          The Intermediate Tax-Free Bond Fund seeks current income exempt from Federal income tax consistent with preservation of capital. The Fund invests primarily in investment grade debt securities and may maintain an average maturity of more than ten years.

          There can be no assurances that the Funds will be able to achieve their investment objectives. The value of Fund shares fluctuates daily and may be worth more or less than their purchase price when redeemed.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

          The  following  is  a  summary  of  significant   accounting  policies
consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.
40

                          Kayne Anderson Mutual Funds

--------------------------------------------------------------------------------

          A. Security Valuation: The Fund's investments are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, are valued at an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

          B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. At December 31, 1997 the Intermediate Total Return Bond Fund and the Intermediate Tax-Free Bond Fund had capital loss carryforwards available for Federal income tax purposes of $3,960 and $1,083, respectively, which expire in 2005.

          C. Security Transactions, Dividends and Distributions: As is common in the industry, security transactions are accounted for on the trade date. Interest income is recognized on the accrual basis. Bond discounts and premiums are amortized over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

          D. Deferred Organization Expenses: All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

          E. Accounting Estimates: In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions with respect to expenses that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of expenses during the period. Actual results could differ from those estimates.

          F. Expenses Paid Indirectly: The Intermediate Tax-Free Bond Fund's custodian, fund accounting and transfer agency fees for the period January 1, 1997 to December 31, 1997 were reduced by $34,315 as a result of earning credits from overnight cash balances with its custodian bank. There were no such credits for the six months ended June 30, 1998.

NOTE 3 - INVESTMENT ADVISORY AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

          For the six months ended June 30, 1998, Kayne Anderson Investment Management, LLC (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and provides personnel as needed by the Funds. The Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the
Funds:

          Rising Dividends Fund   ...................................     0.75%

          Small-Mid Cap Rising Dividends Fund .......................    .0.85%

                          Kayne Anderson Mutual Funds

--------------------------------------------------------------------------------

          International Rising Dividends Fund....................          0.95%
          Intermediate Total Return Bond Fund....................          0.50%
          Intermediate Tax-Free Bond Fund........................          0.50%

          Although not required to do so, the Advisor has agreed to waive or reimburse the expenses of each Fund to the extent necessary so that its ratio of operating expenses to average net assets will not exceed the following levels. Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Advisor under this agreement:

          Rising Dividends Fund   ...............................          1.20%
          Small-Mid Cap Rising Dividends Fund ...................          1.30%
          International Rising Dividends Fund....................          1.40%
          Intermediate Total Return Bond Fund....................          0.95%
          Intermediate Tax-Free Bond Fund........................          0.75%

          Pursuant to these expense limitation provisions, the Advisor reimbursed the Small-Mid Cap Rising Dividends Fund $6,742, the International Rising Dividends Fund $14,118, the Intermediate Total Return Bond Fund $11,205, and the Intermediate Tax-Free Bond Fund $42,210 during the six months ended June 30, 1998.

          The Funds executed certain investment security transactions through KA Associates, an affiliate of the Funds' Advisor. Commissions paid by the Funds to this affiliate during the six months ended June 30, 1998 were as follows:

          International Rising Dividends Fund....................        $35,095
          Small-Mid Cap Rising Dividends Fund....................        $ 1,962

          Investment Company Administration Corporation (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, each Fund has agreed to pay the Administrator an annual fee equal to 0.075% of the first $40 million of its average daily net assets, 0.05% of the next $40 million, 0.025% of the next $40 million, and 0.01% thereafter, subject to a minimum annual fee of $30,000 per Fund.

          First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

          Certain officers and Trustees of the Fund are also officers and/or directors of the Advisor.
42

                          Kayne Anderson Mutual Funds

--------------------------------------------------------------------------------

NOTE 4 - PURCHASES AND SALES OF SECURITIES

          For the six months ended June 30, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities were as follows:

          Fund                                       Purchases         Sales
                                                     ---------         -----

          Rising Dividends Fund                     $ 7,266,637     $3,963,126
          Small-Mid Cap Rising Dividends Fund       $24,833,710     $2,799,272
          International Rising Dividends Fund       $23,730,984     $1,746,128
          Intermediate Total Return Bond Fund       $ 4,607,757      $ 652,514
          Intermediate Tax-Free Bond Fund           $ 1,850,986     $1,651,542

          The Intermediate Total Return Bond Fund purchased $18,046,148, and sold $126,276, respectively, of U.S. Government securities. There were no purchases or sales of U.S. Government securities by Rising Dividends Fund, Small-Mid Cap Rising Dividends Fund, International Rising Dividends Fund, and Intermediate Tax-Free Bond Fund.

          During the six months ended June 30, 1998, the International Rising Dividends Fund realized gains in the amount of $41,377 from the "in-kind" distribution of appreciated securities to a redeeming shareholder.

                                     Advisor
                    Kayne Anderson Investment Management, LLC
                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                                 (310) 556-2721

                                        o

                                   Distributor
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                        o

                          Custodian and Transfer Agent
                         Investors Bank & Trust Company
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                        o

                                    Auditors
                        Briggs, Bunting & Dougherty, LLP
                          Two Logan Square, Suite 2121
                        Philadelphia, Pennsylvania 19103

                                        o

                                  Legal Counsel
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                                 (Kayne Anderson
                                  Mutual Funds
                                   Color Logo)







                               Semi-Annual Report

                                 June 30, 1998